EXHIBIT 23.2

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                                  EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation of our report, dated January 24, 2000, in this annual report of Steelton Bancorp, Inc. on Form 10-KSB for the year ended December 31, 2000.


                                              /s/ McKonly & Asbury, LLP
                                              -------------------------------
McKONLY & ASBURY, LLP
Harrisburg, Pennsylvania

March 27, 2001